UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, .D.C. 20549


                    SCHEDULE 14A INFORMATION
                        Proxy Statement
                   Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934
                      (Amendment No.    )

    Filed by the Registrant ( X )

    Filed by a Party other than the Registrant (   )

    Check the appropriate box:

    (     )Preliminary Proxy Statement

    ( X   )Definitive Proxy Statement

    (     )Definitive Additional Material

    (     )Note

    (     )Soliciting Material Pursuant to Section 240.14a-11 or
           Section 240.14a-12


                     SEL-DRUM INTERNATIONAL, INC.
                     ----------------------------
         (Name of Registrant as specified in its charter)

    Payment of Filing Fee (Check the Appropriate Box):

    (     )$125 per Exchange Act Rules 0-11  (1)(ii),
           14a-6(I)(1), or 14a-6(I)(2)

                     SEL-DRUM INTERNATIONAL, INC.
                     ----------------------------
              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      Wednesday November 6, 1996

    TO THE STOCKHOLDERS OF SEL-DRUM INTERNATIONAL, INC.:
    ---------------------------------------------------
         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Sel-Drum International Inc. (the "Company"), a Colorado corporation,will be held on Wednesday , November 6th, 1996 at 10:00 a.m., local time, at 1370 Artisans Court,Burlington, Ontario L7L 5Y2 for the following purposes:

            1.To elect directors to serve for the ensuing year and until their successors are elected;

            2.To ratify the appointment of Mengel Metzger
            Barr & Co.LLP, CPA's as independent auditors of the Company for the fiscal year ending July 31, 1997;

            3.To transact such other business as may properly come before the meeting or any adjournment thereof;

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

            Only stockholders of record at the close of business on October 4th, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

            All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder previously signed and returned a proxy.


                                       "Robert Asseltine"


                                    Robert Asseltine, Chairman


    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE
    COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT
    PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE
    REPRESENTATION OF YOUR SHARES, NO POSTAGE NEED BE AFFIXED IF
    MAILED IN THE UNITED STATES.

                  SEL-DRUM INTERNATIONAL, INC.
                  ----------------------------
     PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
     --------------------------------------------------
    The enclosed Proxy is solicited on behalf of the Board of Directors of Sel-Drum International, Inc. (the "Company") for use at the Company's Annual Meeting of Stockholders ("Annual Meeting"), to be held Wednesday, November 6th, 1996 at 10:00 a.m.local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 1370 Artisans Court, Burlington, Ontario L7L 5Y2.

    The Company's principal executive offices are located at 1370
    Artisans Court, Burlington Ontario, L7L 5Y2. The telephone number at the address is 1-905-335-2766.

    The proxy solicitation materials were mailed on or about
    October 15th, 1996 to all stockholders entitled to vote at the Annual Meeting.

          INFORMATION CONCERNING SOLICITATION AND VOTING
          ----------------------------------------------
    Record Date and Shares Outstanding
    ----------------------------------
    Stockholders of record at the close of business on October 4th, 1996 are entitled to notice of, and to vote at, the Annual Meeting. As of the record date, 7,642,500 Shares of the Company's Common Stock were issued and outstanding and entitled to vote at the meeting.

    Revocability of Proxies
    -----------------------
    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

    Voting and Solicitation
    -----------------------
    Every stockholder voting for the election of directors is entitled to one vote for each share held. Stockholders do not have the right to cumulate their votes in the election of directors. On all other matters each share is likewise entitled to one vote on each proposal or item that comes before the Annual Meeting.

    The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld.

    The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram.

    Deadline for Receipt of Stockholder Proposals
    ---------------------------------------------
    Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1996 Annual Meeting of stockholders tentatively scheduled for November 6th 1996 must submit such proposal in accordance with the Securities and Exchange Commission in order to be included in the proxy soliciting materials relating to that meeting.


                          PROPOSAL ONE
                          ------------
                     ELECTION OF DIRECTORS
                     ---------------------
    Nominees
    --------
    A board of four directors is to be elected at the meeting. Each director elected to the board will hold office until the next Annual Meeting or until his or her successor has been elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the four nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. The proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. It is not expected that any nominee will be unable or will decline to serve as a director.

    The name of and certain information regarding each nominee is set forth below.

Name of Nominee                         Age
---------------                         -----
Brian Turnbull                          61
Robert Asseltine                        65
Gerry Maunder                           64
Stephen Dadson                          52

Name of Nominee                 Principal Occupation
---------------                 --------------------
Brian Turnbull                  President of the Company, CEO of
                                Sel-Drum President of the
                                Company, CEO of Sel-Drum Corp.and
                                Sel-Drum (USA) Inc
Robert Asseltine                Chairman of the Board of the
                                Company and its subsidiaries and
                                past President and founder of
                                Micron Imaging Corp.
Gerry Maunder                   Vice-president of Corporate
                                Development, past President of
                                Savin Canada Corp. and VP Retail
                                for Savin USA
Stephen Dadson                  Commercial lawyer, Businessman

Name of Nominee                 Director since
---------------                 --------------
Brian Turnbull                  February 1, 1995
Robert Asseltine                February 1, 1995
Gerry Maunder                   February 1, 1995
Stephen Dadson                  October 4th, 1995

    Except as set forth below, each of the nominees has been engaged in his principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

    Mr. Turnbull has been in the photo copier industry his entire business career. The Sel-Drum Group of companies started in 1978 with Mr. Turnbull's launching Sel-Drum Corp. Mr.
    Turnbull remains President of Sel-Drum Corp. as well as President of the Company.

    Robert Asseltine was the founder and CEO of Micron Imaging
    Corp. the photocopier drum manufacturer now owned by the Company. Mr. Asseltine was the Founder and President of the

    Copytron Group of companies formerly Western Canada's largest independent copier dealer which was sold to Savin Canada.

    Gerald Maunder was, until his retirement in 1990, President of Savin Canada and VP Retail Sales of Savin USA. Mr. Maunder has spent his entire business career in the Office Equipment industry. In May 1995 the Principals of the Company retained the services of Mr. Maunder whom they had known for many years to assist in the launching of the Company and be responsible for Corporate Development.

    Stephen Dadson has practiced Commercial Law since 1971 when he joined a major Vancouver law firm. In 1986 Mr. Dadson left the practice of law to become CEO of a London based metallurgical firm until 1990. Mr. Dadson has for the last 4 years carried on a limited commercial law practice and been extensively involved in assisting companies to establish businesses in China for both Chinese and Western Firms. Mr. Dadson was the legal adviser for Mr. Asseltine's Copytron group of companies beginning in 1974 and as such has considerable experience with the Copier Industry. Mr. Dadson works actively assisting the Company with new acquisitions, regulatory matters and its Far East strategy.

    Board Meetings and Committees
    -----------------------------
    Mr. Turnbull serves as President of the Board of Directors of the Company. The Board of Directors holds regular quarterly meetings.

    Compensation of Directors
    -------------------------
    The Company pays no director's fees.

    The Company proposes to authorize the granting of Director and Employee options as set forth in Proposal three.

                           MANAGEMENT
                           ----------
    Security Ownership of Certain Beneficial Owners and
    ---------------------------------------------------
    Management.
    ----------

    The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of Oct. 4th, 1996.(I) by each person who is known by the Company to own beneficially more than 5% of the Company's Common stock
    (ii) by each of the Company's directors (iii) by each of the Company's most highly compensated executives who served as executive officers at October 4th 1996 and (iv) by all directors and executives who served as directors or executive officers as at October 4th 1996, as a group.


    Directors, officers ,                   Shares Beneficially
    and 5% stockholders                      owned
    --------------------                    -------------------
    Directors                          Number          Percent
    ---------                          ------          -------
    Robert Asseltine                   1,199,000        15.73%
    Nelson New Zealand

    547118 Ontario Limited             4,514,000        59.22%
    1370 Artisans Court, Burlington
    Ontario L7L 5Y2.

    Gerald Maunder                       125,000         1.6%
    1370 Artisans Court, Burlington,
    Ontario L7L 5Y2.

    Stephen Dadson                        83,680         1.1%
    900  800 West Pender St Vancouver
    British Columbia

    Other Executive Officers

    ------------------------
    Brien Murtagh                        385,000         5.05%

    All Directors and executive        6,306,680        82.5%
    officers as a group

    Executive Compensation
    ----------------------
    The Company pays no executive compensation per se but its operating subsidiaries pay remuneration. The following table sets forth the annual and long term compensation of the highest compensated executives at fiscal year end.

                    Summary Compensation Table
                    --------------------------
                                       Annual Compensation
Name and Principal    Fiscal      Salary              Bonus/
 Position              Year                        Commission
------------------    ------      ------           ----------
Brian Turnbull         1996       $ 211,207         $ 47,437
President and CEO
of Sel-Drum Corp.

Brien Murtagh          1996      $   72,830         $ 47,437
VP Operations Sel-Drum
Corp.

Alex Green President   1996      $   50,981         $      0
of Micron Imaging Corp.


                                    Long Term Compensation
Name and Principal     Stock awards    Options     All Other
Position                                           Compensation
------------------     ------------    -------     ------------
Brian Turnbull           Nil             Nil          Nil
President and CEO
of Sel-Drum Corp.

Brien Murtagh            Nil              Nil         Nil
VP Operations Sel-Drum
Corp.

Alex Green President     Nil              Nil         Nil
of Micron Imaging Corp.


    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
    ----------------------------------------------

    Robert Asseltine and 547118 Ontario Limited (controlled by
    Brian Turnbull) on Feb. 1st 1995 as shareholders of Sel-Drum
    Imaging Corp. ("Imaging") exchanged their common shares in Imaging for 6,100,000 shares of the Company.

    Brian Turnbull the President of the Company indirectly controls the landlord that leases to Sel-Drum its premises in Burlington Ontario.

                    APPOINTMENT OF AUDITORS
                    -----------------------
    The Company proposes to appoint as its independent auditors for the ensuing year Mengel, Metzger Barr & Co. LLP, CPA's of
    Rochester, New York.

                     SEL-DRUM INTERNATIONAL, INC.
                     ----------------------------
                            FORM OF PROXY
                            -------------

    THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF
    Sel-Drum International, Inc. ("CORPORATION") FOR THE ANNUAL
    MEETING OF SHAREHOLDERS ON November 6th, 1996.

         The undersigned, a registered shareholder of the Corporation, hereby appoints Brian Turnbull or, failing him, Gerald Maunder, both directors of the Corporation, or instead of either of them _________________________ as proxyholder, with power of substitution, to attend and vote for the undersigned at the Annual Meeting of shareholders of the Corporation to be held on November 6th, 1996, and at any adjournment thereof. The undersigned hereby revokes any instrument of proxy heretofore given with respect to the meeting or any adjournment thereof.

         Shareholders are entitled to specify that the shares represented by this proxy be voted or withheld from voting on the appointment of auditors and the election of directors.

    The Proxyholder is hereby directed to vote on any poll as follows:

       1.To appoint Mengel Metzger Barr & Co. LLP,  Certified
    Public Accountants, as auditor of the Corporation for the ensuing year at a remuneration to be fixed by the directors.

            FOR (    )        WITHHOLD (    )

       2.To elect the following persons as directors of the Corporation for the ensuing year:

       Brian Turnbull     FOR     (    )    WITHHOLD (    )
       Robert Asseltine   FOR     (    )    WITHHOLD (    )
       Gerald Maunder     FOR     (    )    WITHHOLD (    )
       Stephen Dadson     FOR     (    )    WITHHOLD (    )

       3.To approve the granting to the directors of a general authority to grant employees, directors and officers of the Corporation options to purchase shares of the Corporation, not exceeding 5% of the issued shares, on such terms as may be approved by the securities regulatory authorities.

            FOR      (    )          WITHHOLD (    )

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER. WHERE THE UNDERSIGNED HAS NOT SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE FOREGOING MATTERS, THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO SUCH MATTER(S) UPON THE ABOVE-NAMED PROXYHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF THOSE ITEMS.

    THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO
    AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE
    NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH
    MIGHT PROPERLY COME BEFORE THE MEETING.

    NOTES:
    -----
    1. SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON(WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE ANNUAL MEETING OF SHAREHOLDERS OTHER THAN THE MANAGEMENT NOMINEES. If you designate as proxyholder a person other than Messrs. Turnbull and Gerald Maunder, the management nominees, you should either strike out their names and insert in the space provided the name of the person you desire to designate as proxyholder or complete another proper form of proxy.

    2. A proxy, to be valid, must be dated and signed by the shareholder or by his attorney authorized in writing or, where the shareholder is a corporation, under its corporate seal or by a duly authorized and appointed officer, attorney or representative of the corporation. Please sign exactly as your name appears on the proxy. If the proxy is executed by an attorney for an individual shareholder or by an officer, attorney or representative of a corporate shareholder, the instrument so empowering the officer, attorney or representative, as the case may be, or a notarial copy thereof, must accompany the proxy instrument. If this proxy is not dated in the space below, it is deemed to bear the date on which it is mailed to the shareholder.
                         Signature ___________________________

                         Name       ___________________________
                                         Please Print

                         Address   ____________________________

                                   ____________________________

                         Number of Shares _____________________

                        Dated this _____ day of November, 1996.

              MINUTES OF THE ANNUAL GENERAL MEETING OF
              ----------------------------------------
                     SEL-DRUM INTERNATIONAL, INC.
                            (THE COMPANY)
                     HELD ON NOVEMBER 24th, 1995
           AT THE COMPANIES OFFICES IN BURLINGTON, ONTARIO

    CHAIRMAN, SECRETARY AND SCRUTINEER
    ----------------------------------
         Brian Turnbull acted as Chairman and Secretary of the meeting and called the meeting to order.

    NOTICE OF MEETING
    -----------------
         The Chairman stated that notice be given of a general meeting and presented to the meeting the Declaration of John Hall declaring that the Notice calling the meeting, Form of Proxy, Information Circular, Financial Statements as at July 31st and the Auditors' Report thereon were mailed.

         Upon motion duly made it was resolved that the reading of the Notice be dispensed with.

    QUORUM
    ------
         The Chairman reported that the report of the Scrutineer indicated that there were sufficient shareholders present in person and Proxy so declared that a quorum of members was present at the meeting and the meeting was regularly called and duly constituted and ready for the transaction of business.

    FINANCIAL STATEMENTS
    --------------------
          The Chairman stated that the first item of business was the consideration of the audited financial statements of the Company as at July 31st, 1995. The Chairman stated the financial statements had been sent to all shareholders and asked if any shareholder present had any questions concerning the financial statements. There were no questions. Upon motion duly made it was resolved that the financial statements of the Company for the fiscal year ended July 31st, 1995 and the report of the auditor thereon be adopted and confirmed.

    APPOINTMENT OF AUDITOR
    ----------------------
         The Chairman stated the auditors of the Company are Mengel Metzger Barr & Co. LLP, CPA's (Auditor) and upon motion duly made, it was resolved that they be reappointed auditor of the Company.

    ELECTION OF DIRECTORS
    ---------------------
         The Chairman then asked for a motion fixing the number of directors at 5 for the ensuing year, subject to such increase as may be permitted by the By-laws of the Company. Upon motion duly made it was resolved that the number of directors be fixed at 5 for the ensuing year, subject to such increase as may be permitted by the Articles of the Company.

         The Chairman stated that Messrs. Brian Turnbull, Robert Asseltine, Gerald Maunder, Stephen Dadson (All Nominees as Directors) were management nominees for election as directors and confirmed their nomination. There being no further nominations the Chairman declared nominations closed and the management nominees be elected directors for the ensuing year. The report of the Scrutineer indicated that of the votes cast by proxy, all were in favor of the resolution.

    INCENTIVE STOCK OPTIONS
    -----------------------
         The Chairman stated that the next item of business was to consider a special resolution approving the granting of incentive stock options to employees of the Company as set out in the Proxy statement. Upon motion duly made it was unanimously carried, it was resolved that the granting of stock options to the employees as per the Proxy statement particulars be approved, ratified and confirmed.

    CHANGE OF NAME
    --------------
         The Company's management proposed a change of name of the Company from" Dakota Equities Inc., to Sel-Drum International, Inc. Upon motion duly made it was unanimously carried, it was resolved, as a special resolution, that the name of the Company be changed to Sel-Drum International, Inc.

    TERMINATION OF MEETING
    ----------------------
         There being no further business, upon motion it was resolved that the meeting be terminated.

                                /S/ Brian Turnbull
                               -------------------------------

                        Brian Turnbull, Chairman and Secretary

/TEXT